Other Non-Current Assets - Summary of Other Non-Current Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Jan. 01, 2019	Dec. 31, 2018
Other Noncurrent Assets [abstract]
Net defined benefit plan surpluses	$ 85		$ 7
Cash surrender value of life insurance policies	320		300
Deferred commissions	82		82
Other financial assets	74		53
Other non-current assets	50		57
Total other non-current assets	$ 611	$ 533	$ 499